UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2010

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, INC.
IDAHO POWER COMPANY
Form 8-K

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On May 20, 2010, the Boards of Directors of IDACORP, Inc. (“IDACORP”) and Idaho Power Company (“IPC”) appointed Ken W. Petersen, age 46, as Corporate Controller and Chief Accounting Officer of IDACORP and IPC, effective May 20, 2010.

Mr. Petersen has been Corporate Controller of IDACORP and IPC since 2007, and served as IPC’s Controller – Delivery, from 2000 to 2007, and as Finance Team Leader from 1998 to 2000.

IDACORP entered into a change in control agreement with Mr. Petersen in connection with his appointment as Corporate Controller and Chief Accounting Officer.  Mr. Petersen’s change in control agreement does not include any tax gross-up provisions or any “single trigger” or “modified single trigger” payment provisions.  The other terms of Mr. Petersen’s change in control agreement are consistent with the change-in-control agreement described in IDACORP’s 2010 Proxy Statement, which was filed with the Securities and Exchange Commission (“SEC”) on April 7, 2010.  The form of change in control agreement has been previously filed with the SEC (File No. 1-14465, 1-3198, Form 8-K, filed on March 24, 2010, as Exhibit 10.1).

Mr. Petersen will have an indemnification agreement with IDACORP, which will provide, among other things, that IDACORP will indemnify and hold Mr. Petersen harmless for losses and expenses resulting from claims arising out of, or related to, the fact that he is or was an officer of IDACORP or its subsidiaries.  The form of indemnification agreement has been previously filed with the SEC (File No. 1-14465, 1-3198, Form 10-Q for the quarter ended September 30, 2006, filed on November 2, 2006, as Exhibit 10(h)(xix)).

Upon recommendation of the Compensation Committee of the Boards of Directors of IDACORP and IPC, in connection with his appointment Mr. Petersen’s 2010 target short-term incentive award opportunity under the IDACORP, Inc. Executive Incentive Plan was increased from 25 percent of annual base salary to 30 percent of annual base salary.  Neither Mr. Petersen’s base salary nor his previously approved long-term incentive award opportunity under the 2000 IDACORP, Inc. Long-Term Incentive and Compensation Plan were changed.

IDACORP, Inc. Executive Incentive Plan

The IDACORP, Inc. Executive Incentive Plan (“Plan”) is used to grant short-term cash incentive awards to IDACORP and IPC key employees.  At its meeting on March 18, 2010, the Board of Directors of IDACORP approved amendments to the Plan, subject to shareholder approval, to permit awards granted under the Plan to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), effective January 1, 2011.  The shareholders of IDACORP approved the Plan for purposes of Section 162(m) at the Annual Meeting of Shareholders held on May 20, 2010.  The terms and conditions of the Plan are described in IDACORP’s 2010 Proxy Statement, which was filed with the SEC on April 7, 2010 (the “2010 Proxy Statement”), which description is incorporated herein by reference.  A copy of the Plan is filed as Exhibit 10.1 hereto.

Item 5.07              Submission of Matters to a Vote of Security Holders.

IDACORP’s Annual Meeting of Shareholders was held on May 20, 2010.  Four proposals were submitted to shareholders as described in the 2010 Proxy Statement and were approved by shareholders at the meeting.  The proposals and the results of the shareholder votes are as follows.

Proposal to elect three directors for three-year terms	For	Withheld	Broker Non-Votes

Judith A. Johansen	33,674,583	596,222	34,270,804
J. LaMont Keen	33,613,949	656,856	34,270,804
Robert A. Tinstman	33,388,273	882,532	34,270,804

All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast.

	For	Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the fiscal year ending December 31, 2010	38,804,151	2,305,213	252,065	–

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

	For	Against	Abstentions	Broker Non-Votes
Proposal to re-approve the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan for purposes of Internal Revenue Code Section 162(m)	37,569,509	3,435,529	356,391	–

The proposal was approved, with a majority of the votes cast in favor of re-approval.

	For	Against	Abstentions	Broker Non-Votes
Proposal to approve the IDACORP Executive Incentive Plan for purposes of Internal Revenue Code Section 162(m)	39,359,084	1,620,297	382,048	–

The proposal was approved, with a majority of the votes cast in favor of approval.

Item 9.01              Financial Statements and Exhibits

(d)	Exhibits.

Number	Description
10.1	IDACORP, Inc. Executive Incentive Plan, as amended March 18, 2010 and approved May 20, 2010.
10.2

$100 Million Five-Year Amended and Restated Credit Agreement, dated as of April 25, 2007, among IDACORP, Inc., various lenders, Wachovia Bank, National Association, as administrative agent, swingline lender and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBank National Association, Wells Fargo Bank, N.A. and Bank of America, N.A., as

documentation agents, and Wachovia Capital Markets, LLC and J. P. Morgan Securities Inc., as joint lead arrangers and joint book runners.
10.3

First Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2010, by and among IDACORP, Inc., the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

10.4

$300 Million Five-Year Amended and Restated Credit Agreement, dated as of April 25, 2007, among Idaho Power Company, various lenders, Wachovia Bank, National Association, as administrative agent, swingline lender and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBank National Association, US Bank National Association and Bank of America, N.A., as documentation agents, and Wachovia Capital Markets, LLC and J. P. Morgan Securities Inc., as joint lead arrangers and joint book runners.

10.5

First Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2010, by and among Idaho Power Company, the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2010

IDACORP, Inc.

By:     /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -

            Administrative Services and
Chief Financial Officer

IDAHO POWER COMPANY

By:     /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President -

            Administrative Services and
Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
10.1	IDACORP, Inc. Executive Incentive Plan, as amended March 18, 2010 and approved May 20, 2010.
10.2

$100 Million Five-Year Amended and Restated Credit Agreement, dated as of April 25, 2007, among IDACORP, Inc., various lenders, Wachovia Bank, National Association, as administrative agent, swingline lender and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBank National Association, Wells Fargo Bank, N.A. and Bank of America, N.A., as documentation agents, and Wachovia Capital Markets, LLC and J. P. Morgan Securities Inc., as joint lead arrangers and joint book runners.

10.3

First Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2010, by and among IDACORP, Inc., the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

10.4

$300 Million Five-Year Amended and Restated Credit Agreement, dated as of April 25, 2007, among Idaho Power Company, various lenders, Wachovia Bank, National Association, as administrative agent, swingline lender and LC issuer, JPMorgan Chase Bank, N.A., as syndication agent, and KeyBank National Association, US Bank National Association and Bank of America, N.A., as documentation agents, and Wachovia Capital Markets, LLC and J. P. Morgan Securities Inc., as joint lead arrangers and joint book runners.

10.5

First Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2010, by and among Idaho Power Company, the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.